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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                  June 25, 2000
                Date of Report (Date of Earliest Event Reported)


  Bear Stearns Asset Backed Securities, Inc. (as Sponsor of American Residential Eagle Bond Trust 1999-1, the Issuer of Mortgage-Backed LIBOR Notes, Class A,
             Series 1999-1, under an Indenture dated April 1, 1999)


                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


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
       Delaware                                           333-9532                           13-3836437
----------------------------------------------     ------------------------     ------------------------------------
(State or Other Jurisdiction of Incorporation)     (Commission File Number)     (I.R.S. Employer Identification No.)
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                    245 Park Avenue, New York, New York 10167
                    -----------------------------------------
                    (Address of Principal Executive Offices)



                                 (212) 272-4095
                         -------------------------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.        OTHER EVENTS

               Bear Stearns Asset Backed Securities Inc. has previously registered the offer and sale of the Mortgage-Backed LIBOR Notes, Class A, Series 1999-1, issued by American Residential Eagle Bond Trust 1999-1 (the "Notes")

               The following exhibit which relates specifically to the Notes is included with this Current Report:

Item 7(c).     Exhibits

               10.1 Monthly Payment Date Statement distributed to Noteholders, dated June 25, 2000.



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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 30, 2000


                                        BEAR STEARNS ASSET BACKED
                                        SECURITIES, INC.


                                        By: /s/ Jonathan Lieberman
                                           -------------------------------------
                                           Jonathan Lieberman
                                           Managing Director




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                                  EXHIBIT INDEX


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
Exhibit Number                                                       Page Number
--------------                                                       -----------
10.1    Monthly Payment Date Statement distributed to
        Noteholders, dated June 25, 2000..................................5
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